All information in this Term Sheet, whether regarding assets backing any securities discussed herein or otherwise, will be superseded by the information contained in the final prospectus.

Final Structural and Collateral Term Sheet

January 19, 2005

Goldman Sachs	$ 688,276,100 of Offered Certificates GSR Mortgage Loan Trust 2005-All right. GS Mortgage Securities Corp., Depositor Mortgage Pass-Through Certificates, Series 2005-AR1

Description of the Offered Certificates

Certificates	Group	Product Type	Approximate Certificate Balance	Expected Ratings (S&P and Fitch)	Expected Credit Enhancement Percentage	Initial Coupon (2)	Estimated Avg. Life (yrs) CPB (3)	Estimated Avg. Life (yrs) MAT(3)	Principal Payment Window CPB (3)	Principal Payment Window MAT (3)	Pricing Speed
1A1	1	3/1	$211,732,000	AAA/AAA	3.75%	4.436%	1.78	3.26	02/05-10/07	02/05-11/34	25 CPB
2A1	2	5/1	$154,594,000	AAA/AAA	3.75%	4.983%	2.53	3.30	02/05-11/09	02/05-11/34	25 CPB
3A1 (4)	3	7/1	$199,627,000	AAA/AAA	7.50%	5.202%	2.87	3.30	02/05-10/11	02/05-10/34	25 CPB
3A2	3	7/1	$8,094,000	AAA/AAA	3.75%	5.202%	2.87	3.30	02/05-10/11	02/05-10/34	25 CPB
4A1	4	10/1	$93,760,000	AAA/AAA	3.75%	5.172%	3.16	3.33	02/05-10/14	02/05-10/34	25 CPB
B1	All	All	$12,837,000	AA/NR	1.90%	4.904%	4.14	5.96	02/05-10/14	02/05-11/34	25 CPB
B2	All	All	$4,509,000	A/NR	1.25%	4.904%	4.14	5.96	02/05-10/14	02/05-11/34	25 CPB
B3	All	All	$3,123,000	BBB/NR	0.80%	4.904%	4.14	5.96	02/05-10/14	02/05-11/34	25 CPB

1.

The Certificate Sizes are subject to a +/- 5% variance and include a $100 balance for the 2AR Certificate.

2.

Interest will accrue on the class certificate balance of the Class 1A1 for each interest accrual period at an annual pass-through rate equal to the weighted average of the Net Mortgage Rates of the mortgage loans in Group 1.  Interest will accrue on the class certificate balances of the Class 2A1 and Class 2AR for each interest accrual period at an annual pass-through rate equal to the weighted average of Net Mortgage Rates of the mortgage loans in Group 2.  Interest will accrue on the class certificate balance of the Class 3A1 and Class 3A2 for each interest accrual period at an annual pass-through rate equal to the weighted average of the Net Mortgage Rates of the mortgage loans in Group 3.  Interest will accrue on the class certificate balance of the Class 4A1 for each interest accrual period at an annual pass-through rate equal to the weighted average of the Net Mortgage Rates of the mortgage loans in Group 4.  Interest will accrue on the class certificate balance of the B1, B2, and B3 Classes for each interest accrual period at an annual pass-through rate equal to the net WAC of all 4 groups weighted on the basis of the related Group Subordinate Amount.

3.

Average Life and Payment Windows are calculated based upon the applicable prepayment speeds to the reset date (CPB) or maturity date. CPB implies prepayment in full is individually applied to each hypothetical mortgage loan at its next reset date.

4.

Class 3A1 will be a “super senior class” and will be entitled to additional credit support from Class 3A2 (a “super senior support class certificate”). Principal losses on the underlying loans otherwise allocable to the super senior class will instead be allocated to the super senior support class.

Preliminary Collateral Description (1)

Group	Group 1	Group 2	Group 3	Group 4	Total
Product	3 Year Hybrids	5 Year Hybrids	7 Year Hybrids	10 Year Hybrids
Aggregate Principal Balance	$219,981,961	$160,618,049	$215,813,845	$97,412,985	$693,826,841
Average Loan Balance	$482,417	$444,925	$508,995	$559,845	$490,337
Number of Loans	456	361	424	174	1,415
Weighted Average Months to Roll	31	57	80	117	64
Weighted Average Term to Maturity	355	357	356	357	356
Gross WAC	4.686%	5.233%	5.543%	5.662%	5.216%
Weighted Average Expense Rate before Reset	0.250%	0.250%	0.341%	0.490%	0.312%
Weighted Average Expense Rate after Reset	0.250%	0.250%	0.367%	0.491%	0.320%
Net WAC	4.436%	4.983%	5.202%	5.172%	4.904%
Initial Cap	2.000%	5.000%	5.000%	5.000%	4.049%
Periodic Cap	2.000%	2.000%	2.000%	2.000%	2.000%
Lifetime Cap	6.000%	5.000%	5.000%	5.002%	5.317%
Minimum Coupon	2.875%	4.375%	4.375%	4.000%	2.875%
Maximum Coupon	6.625%	6.250%	6.625%	6.375%	6.625%
Maximum Interest Rate	9.906%	10.233%	10.543%	10.664%	10.286%
Gross Margin	2.342%	2.257%	2.277%	2.263%	2.291%
Net Margin	2.092%	2.007%	1.909%	1.773%	1.971%
One-Year LIBOR Indexed Percent	81.580%	98.580%	96.860%	100.000%	92.850%
One-Year CMT Indexed Percent	18.420%	1.420%	3.140%	0.000%	7.150%
Weighted Average FICO	724	730	739	745	733
Interest Only Percent	66%	75%	66%	72%	69%
Cash Out Refinance Percent	18%	15%	11%	11%	14%
California Percent	51%	38%	41%	73%	48%
Primary Residence Percent	93%	93%	95%	95%	94%
Single Family and PUD Percent	89%	88%	91%	94%	90%
Single Largest Zip Code Percent	1%	2%	1%	4%	1%
Largest Individual Loan Balance	$1,601,971	$1,429,845	$1,222,500	$1,000,000	$1,601,971
Current Loan-to-Value Ratio	70.54%	72.48%	72.43%	71.79%	71.76%
MaxMaturity Date	11/1/2034	11/1/2034	12/1/2034	11/1/2034	12/1/2034

(1)

Using January 1, 2005 scheduled balances.

(2)

99.1% of the loans have a lifetime cap of 5.00% and there are two loans that comprise 0.9% of the deal that have lifetime caps of 5.125% and 5.375%.

Time Table

Cut-Off Date:

January 1, 2005

Settlement Date:

January 31, 2005

Distribution Date:

25th of each month or the next business day

First Distribution Date:

February 25, 2005

Features of the Transaction

■

Offering consists of certificates totaling approximately $688,276,100 of which $667,807,100 is expected to be rated AAA by S&P and Fitch. $12,837,000 is expected to be rated AA, $4,509,000 is expected to be rated A and $3,123,000 is expected to be rated BBB by S&P.

■

The expected amount of credit support for the Class 1A1, Class 2AR, Class 2A1, Class 3A2, and Class 4A1 Senior Certificates will be approximately 3.75% (+/- 0.50%). The expected amount of credit support for the Class 3A1 Super Senior Certificate will be approximately 7.50% (+/- 0.50%).

■

All collateral consists of 3/1, 5/1, 7/1 and 10/1 hybrid adjustable rate mortgage loans set to mature within 30 years of the date of origination, secured by first liens on one- to four-family residential properties and originated or acquired by Countrywide Home Loans, Inc., Wells Fargo Bank, N.A, and National City Mortgage Co.

Structure of the Certificates

Distributions on the Senior Certificates will generally be based on payments received or advanced on the mortgage loans in the related loan group. Distributions on the Subordinate Certificates will be based on payments received or advanced on all the mortgage loans. The subordinate certificates will be entitled to principal prepayments only subject to the conditions as described in the shifting interest section below. Credit support for the transaction is in the form of a senior/subordinated, shifting interest structure. The Class B1, Class B2, Class B3 Certificates (the “Senior Subordinate Certificates”) and the Class B4, Class B5 and Class B6 Certificates (the “Junior Subordinate Certificates”, and together with the Senior Subordinate Certificates, the “Subordinate Certificates”) will be subordinate in the right to receive payments of principal and interest and, therefore, provide credit protection to the Class 1A1, the Class 2AR, the Class 2A1, the Class 3A1, the Class 3A2, and the Class 4A1 (collectively the “Senior Certificates”). Furthermore, the Class 3A1 Certificate will be the  “super senior class certificate” and will be entitled to additional credit support from the Class 3A2 Certificate (the “super senior support class certificate”). Principal losses on the underlying loans that would otherwise be allocated to the Super Senior class certificate will instead be allocated to the related Super Senior support class certificate until the Super Senior support class certificate balance is reduced to zero. If on any distribution date there is a shortfall in the funds needed to make all payments to certificate-holders, the senior certificates will receive distributions of interest and principal before the subordinate certificates are entitled to receive distributions of interest or principal, and the Subordinate Certificates will receive distributions in order of their numerical class designations.

Shifting Interest

Unless the aggregate class principal balance of the subordinate certificates has reached a certain level relative to the senior certificates, or the delinquencies or losses on the mortgage loans exceed certain limits, the senior certificates will, in the aggregate, generally receive their pro rata share of all scheduled principal payments and 100% of all principal prepayments on the mortgage loans until the 7th anniversary of the closing date (i.e., the distribution date in January 2012).  Thereafter, the senior certificates will generally receive their share of scheduled principal payments and a decreasing share of principal prepayments.  This will result in a faster rate of return of principal to those senior certificates than would occur if those senior certificates and the subordinate certificates received all payments pro rata, and increases the likelihood that holders of the senior certificates will be paid the full amount of principal to which they are entitled.  The prepayment percentages on the Subordinate Certificates are as follows:

Distribution Date	Percentage
February 2005 – January 2012	0%
February 2012 – January 2013	30%
February 2013 – January 2014	40%
February 2014 – January 2015	60%
February 2015 – January 2016	80%
February 2016 and after	100%

If before the Distribution Date in February 2008 the credit support to the Senior Certificates is greater than or equal to two times the original credit support percentage, then the Subordinate Certificates would be entitled to 50% of their pro rata share of principal prepayments proceeds subject to certain loss and delinquency criteria. If on or after the Distribution Date in February 2008 the credit support is greater than or equal to two times the original credit support percentage, then the Subordinate Certificates would be entitled to 100% of their pro rata share of the principal prepayment.

Priority of Distributions

1.

Payment of accrued and unpaid interest, pro rata, to the holders of the Senior Certificates;

2.

Payment of principal to the holders of the related Senior Certificates in an amount equal to the related group’s senior principal distribution amount. The Class 3A1 and Class 3A2 Certificates will be paid principal pro-rata.

3.

Payment of interest and principal sequentially to the Subordinate Certificates in order of their numerical class designations, beginning with the Class B1 and the Class B2 Certificates, so that each Subordinate Class shall receive (a) interest based on the weighted average Net Mortgage Rate of the Mortgage Loans, and (b) such class' allocable share of the subordinate principal amount.

Allocation of Realized Losses

Losses on the mortgage loans (other than Excess Special Losses) realized during any calendar month will be allocated on each Distribution Date to reduce the Class Principal Balances of the Subordinate Certificates in reverse numerical order, in each case until the Class Principal Balance of each such class has been reduced to zero.  If the Class Principal Balances of all of the Subordinate Certificates have been reduced to zero, further realized losses on the Mortgage Loans would be allocated pro rata to the Senior Certificates related to the Loan Group in which such realized losses occurred based on their outstanding Class Principal Balances, in each case until the Class Principal Balance of such class of certificates has been reduced to zero. The Class 3A1 Certificate will be the  “super senior class certificate” and will be entitled to additional credit support from the Class 3A2 Certificate (the “super senior support class certificate”). Principal losses on the underlying loans that would otherwise be allocated to the Super Senior class certificate will instead be allocated to the related Super Senior support class certificate until the Super Senior support class certificate balance is reduced to zero.

Key Terms

Issuer:	GSR Mortgage Loan Trust 2005-AR1

Depositor:	GS Mortgage Securities Corp

Originators:	Countrywide Home Loans, Inc., Wells Fargo Bank, N.A, National City Mortgage Co.

Servicers:	Countrywide Home Loans, Inc., Wells Fargo Bank, N.A, National City Mortgage Co.

Master-Servicer:	Wells Fargo Bank, N.A.

Securities Administrator:	Wells Fargo Bank, N.A.

Trustee:	U.S. Bank, N.A.

Rating Agencies:	S&P and Fitch

Type of Issuance:	Public for all the Offered Certificates

Servicer Advancing:

To the extent requested by the rating agencies, the servicers are obligated to advance delinquent mortgagor payments through the date of liquidation of an REO property to the extent they are deemed recoverable.

Compensating Interest:

With respect to National City, the servicer is required to cover interest shortfalls as a result of full prepayments to the extent of the aggregate servicing compensation. With respect to Countrywide and Wells Fargo, the servicer is required to cover interest shortfalls as a result of full prepayment to the extent of one-half of their aggregate servicing compensation.

Interest Accrual:	On a 30/360 basis the accrual period for the Certificates is the calendar month preceding the month of each Distribution Date.

Group 1 Mortgage Loans:

The Group 1 first lien Mortgage Loans consist of 81.58% One-Year LIBOR and 18.42% One-Year CMT indexed 3-Year Hybrid ARMS secured by one-to-four family residential properties. The Mortgage Loans have a fixed interest rate for the first 3 years after origination and thereafter the Mortgage Loans have a variable interest rate. Approximately 66% of the Group 1 Mortgage Loans require only the payment of interest until the month following the first rate adjustment date. The mortgage interest rates will be indexed to One-Year LIBOR or One-Year CMT and will adjust annually to that index plus a certain number of basis points (the “Gross Margin”). All the Group 1 Mortgage Loans have Periodic Interest Rate Caps of 2.000% for the first adjustment date and 2.000% for every adjustment date thereafter. The mortgage interest rates are subject to lifetime maximum mortgage interest rates, which are generally 6.000% over the initial mortgage interest rate.

Group 2 Mortgage Loans:

The Group 2 first lien Mortgage Loans consist of 98.58% One-Year LIBOR and 1.42% One-Year CMT indexed 5-Year Hybrid ARMs secured by one-to-four family residential properties. The Mortgage Loans have a fixed interest rate for the first 5 years after origination and thereafter the Mortgage Loans have a variable interest rate. Approximately 75% of the Group 2 Mortgage Loans require only the payment of interest until the month following the first rate adjustment date. The mortgage interest rates will be indexed to One-Year LIBOR or One-Year CMT and will adjust annually to that index plus a certain number of basis points (the “Gross Margin”). All the Group 2 Mortgage Loans have Periodic Interest Rate Caps of 5.000% for the first adjustment date and 2.000% for every adjustment date thereafter. The mortgage interest rates are subject to lifetime maximum mortgage interest rates, which are generally 5.000% over the initial mortgage interest rate.

Group 3 Mortgage Loans:

The Group 3 first lien Mortgage Loans consist of 96.86% One-Year LIBOR and 3.14% One-Year CMT indexed 7-Year Hybrid ARMs secured by one-to-four family residential properties. The Mortgage Loans have a fixed interest rate for the first 7 years after origination and thereafter the Mortgage Loans have a variable interest rate. Approximately 66% of the Group 3 Mortgage Loans require only the payment of interest until the month following the first rate adjustment date. The mortgage interest rates will be indexed to One-Year LIBOR or One-Year CMT and will adjust annually to that index plus a certain number of basis points (the “Gross Margin”). All the Group 3 Mortgage Loans have Periodic Interest Rate Caps of 5.000% for the first adjustment date and 2.000% for every adjustment date thereafter. The mortgage interest rates are subject to lifetime maximum mortgage interest rates, which are generally 5.000% over the initial mortgage interest rate.

Group 4 Mortgage Loans:

The Group 4 first lien Mortgage Loans consist of 100% One-Year LIBOR indexed 10-Year Hybrid ARMs secured by one-to-four family residential properties. The Mortgage Loans have a fixed interest rate for the first 10 years after origination and thereafter the Mortgage Loans have a variable interest rate. Approximately 72% of the Group 4 Mortgage Loans require only the payment of interest until the month following the first rate adjustment date. The mortgage interest rates will be indexed to One-Year LIBOR and will adjust annually to that index plus a certain number of basis points (the “Gross Margin”). All the Group 4 Mortgage Loans have Periodic Interest Rate Caps of 5.000% for the first adjustment date and 2.000% for every adjustment date thereafter. The mortgage interest rates are subject to lifetime maximum mortgage interest rates, which are generally 5.000% for 99.1% of the Group 4 Mortgage Loans (0.9% of the Group 4 Mortgage Loans have lifetime caps of 5.125% and 5.375%) over the initial mortgage interest rate.

Expense Fee Rate:

The “Expense Fee Rate” is comprised of primary servicing fees and lender paid mortgage insurance premiums, each as applicable. The weighted average Expense Fee Rate before the reset date will be equal to approximately 0.250%, 0.250%, 0.341%, and 0.490% for the Group 1, Group 2, Group 3, and Group 4 Mortgage Loans respectively. 21.42% of the Mortgage loans in Group 3 and 0.42% of the Mortgage Loans in Group 4 have a servicing fee increase after the first adjustment date of 0.125%.

Expected Subordination:	3.75% for the 1A1, 2AR, 2A1, 3A2 and 4A1 Senior Certificates. 7.50% for the 3A1 Super Senior Certificate.

Other Certificates:

The following Classes of “Other Certificates” will be issued in the indicated approximate original principal amounts, which will provide credit support to the related Offered Certificates, but are not offered hereby:

Certificate	Approximate Certificate Balance	WAC
B4	$2,081,000	4.904%
B5	$2,082,000	4.904%
B6	$1,387,740	4.904%

Clean Up Call:	10% of the Cut-off Date principal balance of the Mortgage Loans

Tax Treatment:	It is anticipated that the Offered Certificates will be treated as REMIC regular interests for tax purposes.

ERISA Eligibility:

The Offered Certificates are expected to be ERISA eligible. Prospective investors should review with their own legal advisors as to whether the purchase and holding of the Certificates could give rise to a transaction prohibited or not otherwise permissible under ERISA, the Code or other similar laws.

SMMEA Eligibility:	The Senior and Class B1 Certificates are expected to constitute “mortgage related securities” for purposes of SMMEA.

Minimum Denomination:	$25,000 for the Senior Certificates

Delivery:	Senior Certificates and Senior Subordinate Certificates – DTC

Goldman, Sachs & Co.

GSR 2005-AR1

Final - As of January 1, 2005

All records

Table of Contents

1.

Stats

2.

Product Type

3.

Conforming

4.

Principal Balance

5.

Current Rate

6.

Age

7.

Original Loan-To-Value Ratio

8.

Current Loan-To-Value Ratio

9.

FICO Score

10.

First Payment Date

11.

States

12.

Top 10 Zip codes

13.

Index

14.

Margin

15.

Caps

16.

Max Rate

17.

Months to Roll

18.

Delinquency in Days

19.

Property Type

20.

Occupancy Code

21.

Purpose

22.

Documentation Type

23.

Debt-to-Income Ratio

24.

Interest Only

25.

Mortgage Insurance

26.

Servicer

1. Stats

Count: 1,415

Current Balance: $693,826,841

Average Current Balance: $490,337

Gross Weighted Average Coupon: 5.216%

Net Weighted Average Coupon: 4.904%

Weighted Average Expense Rate: 0.312%

Weighted Average Expense Rate - after Reset: 0.320%

Original Term: 360

Remaining Term: 356.05

Age: 3.88

Original Loan-to-Value Ratio: 72.13%

Margin: 2.291%

Net Margin: 1.971%

Non-Zero Initial Periodic Cap: 4.049%

Non-Zero Subsequent Periodic Cap: 2.000%

Lifetime Cap: 5.317%

Maximum Interest Rate: 10.286%

Months to Next Roll: 64.40

FICO Score: 733

Max Zip Code Percentage: 0.853%

Debt-to-Income Ratio: 32.624%

2. Product Type

Product Type	Count	Balance	Percent
10/1 ARM	174	$97,412,985	14.00%
3/1 ARM	456	219,981,961	31.7
5/1 ARM	361	160,618,049	23.1
7/1 ARM	424	215,813,845	31.1
Total:	1,415	$693,826,841	100.00%

3. Conforming

Conforming	Count	Balance	Percent
Conforming	206	$52,925,772	7.60%
Jumbo	1,209	640,901,069	92.4
Total:	1,415	$693,826,841	100.00%

4. Principal Balance

Principal Balance	Count	Balance	Percent
$50,000.01 to $200,000.00	63	$9,511,326	1.40%
$200,000.01 to $350,000.00	132	38,538,495	5.6
$350,000.01 to $500,000.00	694	294,000,969	42.4
$500,000.01 to $650,000.00	352	203,331,008	29.3
$650,000.01 to $800,000.00	71	51,259,109	7.4
$800,000.01 to $950,000.00	51	44,340,451	6.4
$950,000.01 to $1,100,000.00	48	47,466,166	6.8
$1,100,000.01 to $1,250,000.00	2	2,347,500	0.3
$1,400,000.01 to $1,550,000.00	1	1,429,845	0.2
$1,550,000.01 to $1,700,000.00	1	1,601,971	0.2
Total:	1,415	$693,826,841	100.00%

5. Current Rate

Current Rate	Count	Balance	Percent
2.750% to 2.999%	1	$574,892	0.10%
3.250% to 3.499%	1	1,000,000	0.1
3.500% to 3.749%	2	608,559	0.1
3.750% to 3.999%	9	6,300,359	0.9
4.000% to 4.249%	80	41,169,171	5.9

4.250% to 4.499%	54	28,661,064	4.1
4.500% to 4.749%	91	43,531,150	6.3
4.750% to 4.999%	142	66,250,383	9.5
5.000% to 5.249%	199	94,029,307	13.6
5.250% to 5.499%	276	133,003,792	19.2
5.500% to 5.749%	282	136,411,022	19.7
5.750% to 5.999%	202	103,391,873	14.9
6.000% to 6.249%	48	25,141,284	3.6
6.250% to 6.499%	22	10,742,385	1.5
6.500% to 6.749%	6	3,011,600	0.4
Total:	1,415	$693,826,841	100.00%

6. Age

Age	Count	Balance	Percent
0 to 2	278	$134,672,943	19.40%
3 to 5	1,035	505,015,741	72.8
6 to 8	40	21,858,469	3.2
9 to 11	14	7,809,717	1.1
12 to 14	7	3,124,892	0.5
15 to 17	23	10,539,270	1.5
18 to 20	13	6,990,002	1
21 and up	5	3,815,807	0.5
Total:	1,415	$693,826,841	100.00%

7. Original Loan-To-Value Ratio

Original Loan-To-Value Ratio	Count	Balance	Percent
0.001% to 50.000%	68	$37,219,744	5.40%
50.001% to 60.000%	109	56,607,361	8.2
60.001% to 70.000%	255	137,649,901	19.8
70.001% to 75.000%	208	107,631,008	15.5
75.001% to 80.000%	745	346,330,367	49.9
80.001% to 85.000%	4	1,281,945	0.2
85.001% to 90.000%	10	2,716,568	0.4
90.001% to 95.000%	16	4,389,946	0.6
Total:	1,415	$693,826,841	100.00%

8. Current Loan-To-Value Ratio

Current Loan-To-Value Ratio	Count	Balance	Percent
0.001% to 50.000%	76	$40,001,701	5.80%
50.001% to 60.000%	113	58,654,300	8.5
60.001% to 70.000%	254	137,718,843	19.8
70.001% to 75.000%	213	109,446,022	15.8
75.001% to 80.000%	729	339,617,516	48.9
80.001% to 85.000%	4	1,281,945	0.2
85.001% to 90.000%	10	2,716,568	0.4
90.001% to 95.000%	16	4,389,946	0.6

Total:	1,415	$693,826,841	100.00%

9. FICO Score

FICO Score	Count	Balance	Percent
600 to 639	17	$7,927,121	1.10%
640 to 679	170	73,010,684	10.5
680 to 699	173	81,997,959	11.8
700 to 719	205	100,429,734	14.5
720 to 759	402	197,265,637	28.4
760 to 799	415	215,835,145	31.1
800 to 819	31	16,253,109	2.3
820 to 839	2	1,107,453	0.2
Total:	1,415	$693,826,841	100.00%

10. First Payment Date

First Payment Date	Count	Balance	Percent
10/1/2002	1	$957,788	0.10%
5/1/2003	4	2,858,019	0.4
6/1/2003	1	504,531	0.1
7/1/2003	4	2,063,525	0.3
8/1/2003	8	4,421,945	0.6
9/1/2003	10	4,966,091	0.7
10/1/2003	4	1,545,579	0.2
11/1/2003	9	4,027,600	0.6
12/1/2003	3	1,238,920	0.2
1/1/2004	1	335,027	0
2/1/2004	3	1,550,946	0.2
3/1/2004	1	437,828	0.1
4/1/2004	7	3,817,224	0.6
5/1/2004	6	3,554,664	0.5
6/1/2004	7	3,004,553	0.4
7/1/2004	13	7,072,877	1
8/1/2004	20	11,781,039	1.7
9/1/2004	88	39,186,427	5.6
10/1/2004	392	186,987,993	27
11/1/2004	555	278,841,321	40.2
12/1/2004	274	132,800,303	19.1
1/1/2005	4	1,872,640	0.3
Total:	1,415	$693,826,841	100.00%

11. States

States	Count	Balance	Percent
AR	1	$463,850	0.10%
AZ	34	14,572,978	2.1
CA	652	335,083,424	48.3
CO	40	18,678,669	2.7

CT	6	3,298,238	0.5
DC	23	13,740,766	2
DE	4	1,582,359	0.2
FL	31	15,699,536	2.3
GA	29	12,138,078	1.7
HI	10	5,491,683	0.8
IA	1	92,000	0
ID	1	600,000	0.1
IL	43	23,831,882	3.4
IN	2	1,055,981	0.2
KS	1	620,000	0.1
KY	1	458,866	0.1
LA	3	1,148,900	0.2
MA	24	12,124,112	1.7
MD	95	41,942,025	6
ME	1	525,000	0.1
MI	19	9,634,906	1.4
MN	7	2,683,776	0.4
MO	6	3,076,953	0.4
MT	1	558,279	0.1
NC	16	7,467,881	1.1
NE	1	400,000	0.1
NJ	36	17,232,692	2.5
NM	4	2,234,991	0.3
NV	18	7,099,813	1
NY	8	4,041,347	0.6
OH	15	8,841,949	1.3
OK	2	1,108,330	0.2
OR	6	2,725,350	0.4
PA	10	4,873,904	0.7
RI	1	489,600	0.1
SC	6	3,457,864	0.5
TN	6	2,814,923	0.4
TX	92	36,204,677	5.2
UT	5	1,239,239	0.2
VA	122	57,681,017	8.3
VT	1	750,000	0.1
WA	24	12,657,532	1.8
WI	4	2,179,891	0.3
WV	2	725,267	0.1
WY	1	498,312	0.1
Total:	1,415	$693,826,841	100.00%

12. Top 10 Zipcodes

Top 10 Zipcodes	Count	Balance	Percent
20007	9	$5,915,338	0.90%
94513	11	5,566,417	0.8
92009	8	4,913,055	0.7
92127	5	3,512,522	0.5

94024	4	3,392,364	0.5
92069	7	3,352,755	0.5
94588	6	3,338,176	0.5
20176	7	3,289,416	0.5
60657	5	3,254,408	0.5
95138	4	3,241,079	0.5
Other	1,349	654,051,309	94.3
Total:	1,415	$693,826,841	100.00%

13. Index

Index	Count	Balance	Percent
1 YR CMT	98	$49,577,642	7.10%
1 YR LIBOR	1,317	644,249,199	92.9
Total:	1,415	$693,826,841	100.00%

14. Margin

Margin	Count	Balance	Percent
2.25%	1,302	$637,344,825	91.90%
2.75%	111	55,706,315	8
3.00%	1	425,307	0.1
3.13%	1	350,395	0.1
Total:	1,415	$693,826,841	100.00%

15. Caps

Caps	Count	Balance	Percent
2/2/2006	456	$219,981,961	31.70%
5/2/2005	957	472,956,287	68.2
5/2/5.125	1	378,593	0.1
5/2/5.375	1	510,000	0.1
Total:	1,415	$693,826,841	100.00%

16. Max Rate

Max Rate	Count	Balance	Percent
5.500% to 5.999%	3	$1,792,998	0.30%
6.000% to 6.499%	15	7,411,851	1.1
6.500% to 6.999%	33	14,988,711	2.2
7.000% to 7.499%	30	12,281,858	1.8
7.500% to 7.999%	15	6,258,326	0.9
8.500% to 8.999%	1	574,892	0.1
9.000% to 9.499%	5	2,653,205	0.4
9.500% to 9.999%	91	45,179,779	6.5
10.000% to 10.499%	472	234,168,374	33.8
10.500% to 10.999%	558	275,328,745	39.7
11.000% to 11.499%	160	78,120,307	11.3
11.500% to 11.999%	31	14,070,788	2

12.500% to 12.999%	1	997,008	0.1
Total:	1,415	$693,826,841	100.00%

17. Months to Roll

Months to Roll	Count	Balance	Percent
7 to 36	456	$219,981,961	31.70%
37 to 60	361	160,618,049	23.1
61 to 84	424	215,813,845	31.1
85 to 120	174	97,412,985	14
Total:	1,415	$693,826,841	100.00%

18. Delinquency in Days

Delinquency in Days	Count	Balance	Percent
0	1,408	$691,268,154	99.60%
30	7	2,558,686	0.4
Total:	1,415	$693,826,841	100.00%

19. Property Type

Property Type	Count	Balance	Percent
Single Family	841	$421,841,721	60.80%
Planned Unit Development	452	217,375,098	31.3
Condominium	110	46,936,502	6.8
2-4 Family	11	7,405,021	1.1
LowRise Condo	1	268,499	0
Total:	1,415	$693,826,841	100.00%

20. Occupancy Code

Occupancy Code	Count	Balance	Percent
Primary	1,329	$652,548,929	94.10%
Second Home	86	41,277,912	5.9
Total:	1,415	$693,826,841	100.00%

21. Purpose

Purpose	Count	Balance	Percent
Purchase	828	$415,702,371	59.90%
Rate Term Refinance	358	179,741,837	25.9
Cash Out Refinance	229	98,382,633	14.2
Total:	1,415	$693,826,841	100.00%

22. Documentation Type

Documentation Type	Count	Balance	Percent
Asset Only	235	$112,234,687	16.20%

Full Documentation	1,117	548,354,674	79
Income Only	43	21,840,943	3.1
No Documentation	20	11,396,537	1.6
Total:	1,415	$693,826,841	100.00%

23. Debt-to-Income Ratio

Debt-to-Income Ratio	Count	Balance	Percent
Less than or equal to 0.000%	77	$40,194,212	5.80%
0.001% to 10.000%	9	4,709,405	0.7
10.001% to 20.000%	77	38,069,801	5.5
20.001% to 30.000%	264	131,934,155	19
30.001% to 40.000%	610	290,719,604	41.9
40.001% to 50.000%	362	180,057,463	26
50.001% to 60.000%	16	8,142,200	1.2
Total:	1,415	$693,826,841	100.00%

24. Interest Only

Interest Only	Count	Balance	Percent
Y	986	$479,810,263	69.20%
N	429	214,016,577	30.8
Total:	1,415	$693,826,841	100.00%

25. Mortgage Insurance

Mortgage Insurance	Count	Balance	Percent
CLTV <= 80	1,385	$685,438,382	98.80%
CLTV > 80 and Insured	30	8,388,459	1.2
Total:	1,415	$693,826,841	100.00%

26. Servicer

Servicer	Count	Balance	Percent
Countrywide	403	$216,566,910	31.20%
National City Mortgage	945	440,436,926	63.5
Wells Fargo	67	36,823,004	5.3
Total:	1,415	$693,826,841	100.00%

All information in this Term Sheet, whether regarding assets backing any securities discussed herein or otherwise, will be superseded by the information contained in the final prospectus.

Final Structural and Collateral Term Sheet

January 19, 2005

$ 688,276,100 of Offered Certificates
GSR Mortgage Loan Trust 2005-AR1
GS Mortgage Securities Corp., Depositor
Mortgage Pass-Through Certificates, Series 2005-AR1

   Description of the Offered Certificates

Certificates	Group	Product Type	Approximate Certificate Balance	Expected Ratings (S&P and Fitch)	Expected Credit Enhancement Percentage	Initial Coupon (2)	Estimated Avg. Life (yrs) CPB (3)	Estimated Avg. Life (yrs) MAT(3)	Principal Payment Window CPB (3)	Principal Payment Window MAT (3)	Pricing Speed
1A1	1	3/1	$211,732,000	AAA/AAA	3.75%	4.436%	1.78	3.26	02/05-10/07	02/05-11/34	25 CPB
2A1	2	5/1	$154,594,000	AAA/AAA	3.75%	4.983%	2.53	3.30	02/05-11/09	02/05-11/34	25 CPB
3A1 (4)	3	7/1	$199,627,000	AAA/AAA	7.50%	5.202%	2.87	3.30	02/05-10/11	02/05-10/34	25 CPB
3A2	3	7/1	$8,094,000	AAA/AAA	3.75%	5.202%	2.87	3.30	02/05-10/11	02/05-10/34	25 CPB
4A1	4	10/1	$93,760,000	AAA/AAA	3.75%	5.172%	3.16	3.33	02/05-10/14	02/05-10/34	25 CPB
B1	All	All	$12,837,000	AA/NR	1.90%	4.904%	4.14	5.96	02/05-10/14	02/05-11/34	25 CPB
B2	All	All	$4,509,000	A/NR	1.25%	4.904%	4.14	5.96	02/05-10/14	02/05-11/34	25 CPB
B3	All	All	$3,123,000	BBB/NR	0.80%	4.904%	4.14	5.96	02/05-10/14	02/05-11/34	25 CPB

(1)

The Certificate Sizes are subject to a +/- 5% variance and include a $100 balance for the 2AR Certificate.

(2)

Interest will accrue on the class certificate balance of the Class 1A1 for each interest accrual period at an annual pass-through rate equal to the weighted average of the Net Mortgage Rates of the mortgage loans in Group 1.  Interest will accrue on the class certificate balances of the Class 2A1 and Class 2AR for each interest accrual period at an annual pass-through rate equal to the weighted average of Net Mortgage Rates of the mortgage loans in Group 2.  Interest will accrue on the class certificate balance of the Class 3A1 and Class 3A2 for each interest accrual period at an annual pass-through rate equal to the weighted average of the Net Mortgage Rates of the mortgage loans in Group 3.  Interest will accrue on the class certificate balance of the Class 4A1 for each interest accrual period at an annual pass-through rate equal to the weighted average of the Net Mortgage Rates of the mortgage loans in Group 4.  Interest will accrue on the class certificate balance of the B1, B2, and B3 Classes for each interest accrual period at an annual pass-through rate equal to the net WAC of all 4 groups weighted on the basis of the related Group Subordinate Amount.

(3)

Average Life and Payment Windows are calculated based upon the applicable prepayment speeds to the reset date (CPB) or maturity date. CPB implies prepayment in full is individually applied to each hypothetical mortgage loan at its next reset date.

(4)

Class 3A1 will be a “super senior class” and will be entitled to additional credit support from Class 3A2 (a “super senior support class certificate”). Principal losses on the underlying loans otherwise allocable to the super senior class will instead be allocated to the super senior support class.

Preliminary Collateral Description (1)

Group	Group 1	Group 2	Group 3	Group 4	Total
Product	3 Year Hybrids	5 Year Hybrids	7 Year Hybrids	10 Year Hybrids
Aggregate Principal Balance	$219,981,961	$160,618,049	$215,813,845	$97,412,985	$693,826,841
Average Loan Balance	$482,417	$444,925	$508,995	$559,845	$490,337
Number of Loans	456	361	424	174	1,415
Weighted Average Months to Roll	31	57	80	117	64
Weighted Average Term to Maturity	355	357	356	357	356
Gross WAC	4.686%	5.233%	5.543%	5.662%	5.216%
Weighted Average Expense Rate before Reset	0.250%	0.250%	0.341%	0.490%	0.312%
Weighted Average Expense Rate after Reset	0.250%	0.250%	0.367%	0.491%	0.320%
Net WAC	4.436%	4.983%	5.202%	5.172%	4.904%
Initial Cap	2.000%	5.000%	5.000%	5.000%	4.049%
Periodic Cap	2.000%	2.000%	2.000%	2.000%	2.000%
Lifetime Cap	6.000%	5.000%	5.000%	5.002%	5.317%
Minimum Coupon	2.875%	4.375%	4.375%	4.000%	2.875%
Maximum Coupon	6.625%	6.250%	6.625%	6.375%	6.625%
Maximum Interest Rate	9.906%	10.233%	10.543%	10.664%	10.286%
Gross Margin	2.342%	2.257%	2.277%	2.263%	2.291%
Net Margin	2.092%	2.007%	1.909%	1.773%	1.971%
One-Year LIBOR Indexed Percent	81.580%	98.580%	96.860%	100.000%	92.850%
One-Year CMT Indexed Percent	18.420%	1.420%	3.140%	0.000%	7.150%
Weighted Average FICO	724	730	739	745	733
Interest Only Percent	66%	75%	66%	72%	69%
Cash Out Refinance Percent	18%	15%	11%	11%	14%
California Percent	51%	38%	41%	73%	48%
Primary Residence Percent	93%	93%	95%	95%	94%
Single Family and PUD Percent	91%	92%	92%	94%	92%
Single Largest Zip Code Percent	1%	2%	1%	4%	1%
Largest Individual Loan Balance	$1,601,971	$1,429,845	$1,222,500	$1,000,000	$1,601,971
Current Loan-to-Value Ratio	70.54%	72.48%	72.43%	71.79%	71.76%
MaxMaturity Date	11/1/2034	11/1/2034	12/1/2034	11/1/2034	12/1/2034

(1)

Using January 1, 2005 scheduled balances.

(2)

99.1% of the loans have a lifetime cap of 5.00% and there are two loans that comprise 0.9% of the deal that have lifetime caps of 5.125% and 5.375%.

This material is for your private information and we are not soliciting any action based upon it.  This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.  Neither the issuer of the certificates nor Goldman, Sachs & Co., nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein.  By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.  The information contained in this material may not pertain to any securities that will actually be sold.  The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein.  We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes.  We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options).  This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.  Information contained in this material is current as of the date appearing on this material only.  Information in this material regarding the securities and the assets backing any securities discussed herein supersedes all prior information regarding such securities and assets.  Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, is preliminary and will be superseded by the applicable prospectus supplement and any other information subsequently filed with the SEC.  The information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by Goldman, Sachs & Co. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind. Further information regarding this material may be obtained upon request.

This material is furnished to you solely by Goldman, Sachs & Co., acting as underwriter and not as agent of the issuer

Time Table

Cut-Off Date:

January 1, 2005

Settlement Date:

January 31, 2005

Distribution Date:

25th of each month or the next business day

First Distribution Date:

February 25, 2005

Features of the Transaction

■

Offering consists of certificates totaling approximately $688,276,100 of which $667,807,100 is expected to be rated AAA by S&P and Fitch. $12,837,000 is expected to be rated AA, $4,509,000 is expected to be rated A and $3,123,000 is expected to be rated BBB by S&P.

■

The expected amount of credit support for the Class 1A1, Class 2AR, Class 2A1, Class 3A2, and Class 4A1 Senior Certificates will be approximately 3.75% (+/- 0.50%). The expected amount of credit support for the Class 3A1 Super Senior Certificate will be approximately 7.50% (+/- 0.50%).

■

All collateral consists of 3/1, 5/1, 7/1 and 10/1 hybrid adjustable rate mortgage loans set to mature within 30 years of the date of origination, secured by first liens on one- to four-family residential properties and originated or acquired by Countrywide Home Loans, Inc., Wells Fargo Bank, N.A, and National City Mortgage Co.

Structure of the Certificates

Distributions on the Senior Certificates will generally be based on payments received or advanced on the mortgage loans in the related loan group. Distributions on the Subordinate Certificates will be based on payments received or advanced on all the mortgage loans. The subordinate certificates will be entitled to principal prepayments only subject to the conditions as described in the shifting interest section below. Credit support for the transaction is in the form of a senior/subordinated, shifting interest structure. The Class B1, Class B2, Class B3 Certificates (the “Senior Subordinate Certificates”) and the Class B4, Class B5 and Class B6 Certificates (the “Junior Subordinate Certificates”, and together with the Senior Subordinate Certificates, the “Subordinate Certificates”) will be subordinate in the right to receive payments of principal and interest and, therefore, provide credit protection to the Class 1A1, the Class 2AR, the Class 2A1, the Class 3A1, the Class 3A2, and the Class 4A1 (collectively the “Senior Certificates”). Furthermore, the Class 3A1 Certificate will be the  “super senior class certificate” and will be entitled to additional credit support from the Class 3A2 Certificate (the “super senior support class certificate”). Principal losses on the underlying loans that would otherwise be allocated to the Super Senior class certificate will instead be allocated to the related Super Senior support class certificate until the Super Senior support class certificate balance is reduced to zero. If on any distribution date there is a shortfall in the funds needed to make all payments to certificate-holders, the senior certificates will receive distributions of interest and principal before the subordinate certificates are entitled to receive distributions of interest or principal, and the Subordinate Certificates will receive distributions in order of their numerical class designations.

Shifting Interest

Unless the aggregate class principal balance of the subordinate certificates has reached a certain level relative to the senior certificates, or the delinquencies or losses on the mortgage loans exceed certain limits, the senior certificates will, in the aggregate, generally receive their pro rata share of all scheduled principal payments and 100% of all principal prepayments on the mortgage loans until the 7th anniversary of the closing date (i.e., the distribution date in January 2012).  Thereafter, the senior certificates will generally receive their share of scheduled principal payments and a decreasing share of principal prepayments.  This will result in a faster rate of return of principal to those senior certificates than would occur if those senior certificates and the subordinate certificates received all payments pro rata, and increases the likelihood that holders of the senior certificates will be paid the full amount of principal to which they are entitled.  The prepayment percentages on the Subordinate Certificates are as follows:

Distribution Date	Percentage
February 2005 – January 2012	0%
February 2012 – January 2013	30%
February 2013 – January 2014	40%
February 2014 – January 2015	60%
February 2015 – January 2016	80%
February 2016 and after	100%

If before the Distribution Date in February 2008 the credit support to the Senior Certificates is greater than or equal to two times the original credit support percentage, then the Subordinate Certificates would be entitled to 50% of their pro rata share of principal prepayments proceeds subject to certain loss and delinquency criteria. If on or after the Distribution Date in February 2008 the credit support is greater than or equal to two times the original credit support percentage, then the Subordinate Certificates would be entitled to 100% of their pro rata share of the principal prepayment.

Priority of Distributions

1.

Payment of accrued and unpaid interest, pro rata, to the holders of the Senior Certificates;

2.

Payment of principal to the holders of the related Senior Certificates in an amount equal to the related group’s senior principal distribution amount. The Class 3A1 and Class 3A2 Certificates will be paid principal pro-rata.

3.

Payment of interest and principal sequentially to the Subordinate Certificates in order of their numerical class designations, beginning with the Class B1 and the Class B2 Certificates, so that each Subordinate Class shall receive (a) interest based on the weighted average Net Mortgage Rate of the Mortgage Loans, and (b) such class' allocable share of the subordinate principal amount.

Allocation of Realized Losses

Losses on the mortgage loans (other than Excess Special Losses) realized during any calendar month will be allocated on each Distribution Date to reduce the Class Principal Balances of the Subordinate Certificates in reverse numerical order, in each case until the Class Principal Balance of each such class has been reduced to zero.  If the Class Principal Balances of all of the Subordinate Certificates have been reduced to zero, further realized losses on the Mortgage Loans would be allocated pro rata to the Senior Certificates related to the Loan Group in which such realized losses occurred based on their outstanding Class Principal Balances, in each case until the Class Principal Balance of such class of certificates has been reduced to zero. The Class 3A1 Certificate will be the  “super senior class certificate” and will be entitled to additional credit support from the Class 3A2 Certificate (the “super senior support class certificate”). Principal losses on the underlying loans that would otherwise be allocated to the Super Senior class certificate will instead be allocated to the related Super Senior support class certificate until the Super Senior support class certificate balance is reduced to zero.

Key Terms

Issuer:	GSR Mortgage Loan Trust 2005-AR1
Depositor:	GS Mortgage Securities Corp
Originators:	Countrywide Home Loans, Inc., Wells Fargo Bank, N.A, National City Mortgage Co.
Servicers:	Countrywide Home Loans, Inc., Wells Fargo Bank, N.A, National City Mortgage Co.
Master-Servicer:	Wells Fargo Bank, N.A.
Securities Administrator:	Wells Fargo Bank, N.A.
Trustee:	U.S. Bank, N.A.
Rating Agencies:	S&P and Fitch
Type of Issuance:	Public for all the Offered Certificates
Servicer Advancing:

To the extent requested by the rating agencies, the servicers are obligated to advance delinquent mortgagor payments through the date of liquidation of an REO property to the extent they are deemed recoverable.

Compensating Interest:

With respect to National City, the servicer is required to cover interest shortfalls as a result of full prepayments to the extent of the aggregate servicing compensation. With respect to Countrywide, the servicer is required to cover interest shortfalls as a result of full prepayment to the extent of one-half of their aggregate servicing compensation. With respect to Wells Fargo, the servicer is required to cover interest shortfalls as a result of full prepayment.

Interest Accrual:	On a 30/360 basis the accrual period for the Certificates is the calendar month preceding the month of each Distribution Date.

Group 1 Mortgage Loans:

The Group 1 first lien Mortgage Loans consist of 81.58% One-Year LIBOR and 18.42% One-Year CMT indexed 3-Year Hybrid ARMS secured by one-to-four family residential properties. The Mortgage Loans have a fixed interest rate for the first 3 years after origination and thereafter the Mortgage Loans have a variable interest rate. Approximately 66% of the Group 1 Mortgage Loans require only the payment of interest until the month following the first rate adjustment date. The mortgage interest rates will be indexed to One-Year LIBOR or One-Year CMT and will adjust annually to that index plus a certain number of basis points (the “Gross Margin”). All the Group 1 Mortgage Loans have Periodic Interest Rate Caps of 2.000% for the first adjustment date and 2.000% for every adjustment date thereafter. The mortgage interest rates are subject to lifetime maximum mortgage interest rates, which are generally 6.000% over the initial mortgage interest rate.

Group 2 Mortgage Loans:

The Group 2 first lien Mortgage Loans consist of 98.58% One-Year LIBOR and 1.42% One-Year CMT indexed 5-Year Hybrid ARMs secured by one-to-four family residential properties. The Mortgage Loans have a fixed interest rate for the first 5 years after origination and thereafter the Mortgage Loans have a variable interest rate. Approximately 75% of the Group 2 Mortgage Loans require only the payment of interest until the month following the first rate adjustment date. The mortgage interest rates will be indexed to One-Year LIBOR or One-Year CMT and will adjust annually to that index plus a certain number of basis points (the “Gross Margin”). All the Group 2 Mortgage Loans have Periodic Interest Rate Caps of 5.000% for the first adjustment date and 2.000% for every adjustment date thereafter. The mortgage interest rates are subject to lifetime maximum mortgage interest rates, which are generally 5.000% over the initial mortgage interest rate.

Group 3 Mortgage Loans:

The Group 3 first lien Mortgage Loans consist of 96.86% One-Year LIBOR and 3.14% One-Year CMT indexed 7-Year Hybrid ARMs secured by one-to-four family residential properties. The Mortgage Loans have a fixed interest rate for the first 7 years after origination and thereafter the Mortgage Loans have a variable interest rate. Approximately 66% of the Group 3 Mortgage Loans require only the payment of interest until the month following the first rate adjustment date. The mortgage interest rates will be indexed to One-Year LIBOR or One-Year CMT and will adjust annually to that index plus a certain number of basis points (the “Gross Margin”). All the Group 3 Mortgage Loans have Periodic Interest Rate Caps of 5.000% for the first adjustment date and 2.000% for every adjustment date thereafter. The mortgage interest rates are subject to lifetime maximum mortgage interest rates, which are generally 5.000% over the initial mortgage interest rate.

Group 4 Mortgage Loans:

The Group 4 first lien Mortgage Loans consist of 100% One-Year LIBOR indexed 10-Year Hybrid ARMs secured by one-to-four family residential properties. The Mortgage Loans have a fixed interest rate for the first 10 years after origination and thereafter the Mortgage Loans have a variable interest rate. Approximately 72% of the Group 4 Mortgage Loans require only the payment of interest until the month following the first rate adjustment date. The mortgage interest rates will be indexed to One-Year LIBOR and will adjust annually to that index plus a certain number of basis points (the “Gross Margin”). All the Group 4 Mortgage Loans have Periodic Interest Rate Caps of 5.000% for the first adjustment date and 2.000% for every adjustment date thereafter. The mortgage interest rates are subject to lifetime maximum mortgage interest rates, which are generally 5.000% for 99.1% of the Group 4 Mortgage Loans (0.9% of the Group 4 Mortgage Loans have lifetime caps of 5.125% and 5.375%) over the initial mortgage interest rate.

Expense Fee Rate:

The “Expense Fee Rate” is comprised of primary servicing fees and lender paid mortgage insurance premiums, each as applicable. The weighted average Expense Fee Rate before the reset date will be equal to approximately 0.250%, 0.250%, 0.341%, and 0.490% for the Group 1, Group 2, Group 3, and Group 4 Mortgage Loans respectively. 21.42% of the Mortgage loans in Group 3 and 0.42% of the Mortgage Loans in Group 4 have a servicing fee increase after the first adjustment date of 0.125%.

Expected Subordination:	3.75% for the 1A1, 2AR, 2A1, 3A2 and 4A1 Senior Certificates. 7.50% for the 3A1 Super Senior Certificate.

Other Certificates:

The following Classes of “Other Certificates” will be issued in the indicated approximate original principal amounts, which will provide credit support to the related Offered Certificates, but are not offered hereby:

Certificate	Approximate Certificate Balance	WAC
B4	$2,081,000	4.904%
B5	$2,082,000	4.904%
B6	$1,387,740	4.904%

Clean Up Call:	10% of the Cut-off Date principal balance of the Mortgage Loans
Tax Treatment:	It is anticipated that the Offered Certificates will be treated as REMIC regular interests for tax purposes.
ERISA Eligibility:

The Offered Certificates are expected to be ERISA eligible. Prospective investors should review with their own legal advisors as to whether the purchase and holding of the Certificates could give rise to a transaction prohibited or not otherwise permissible under ERISA, the Code or other similar laws.

SMMEA Eligibility:	The Senior and Class B1 Certificates are expected to constitute “mortgage related securities” for purposes of SMMEA.
Minimum Denomination:	$25,000 for the Senior Certificates
Delivery:	Senior Certificates and Senior Subordinate Certificates – DTC